UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 27, 2015

SL Industries, Inc.

(Exact name of registrant as specified in charter)

Delaware	1-4987	21-0682685
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Fellowship Road, Suite A114, Mount Laurel, New Jersey		08054
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (856) 727-1500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

The information provided in Item 2.01 of this Current Report on Form 8-K is hereby incorporated by reference into this item 1.01.

Item 2.01.	Completion of Acquisition or Disposition of Assets

On July 27, 2015 (the “Closing Date”), SL Montevideo Technology, Inc., a Minnesota corporation (the “Purchaser”), and the shareholders (the “Sellers”) of Davall Gears, LTD. (“Davall”) entered into a Share Purchase Agreement (the “Purchase Agreement”) pursuant to which on the Closing Date the Purchaser acquired all of the issued and outstanding ordinary shares of Davall for a purchase price of £13,000,000, subject to certain adjustments, which was paid for in cash and borrowings under the Company’s current credit facility with PNC Bank, National Association. Purchaser is an indirect wholly-owned subsidiary of SL industries, Inc. (the “Company”).

Davall, headquartered in Welham Green, Hatfield, Hertfordshire, United Kingdom, is a manufacturer of custom gears, gearboxes, and assemblies primarily for the military and aerospace markets. Davall specializes in the design and manufacture of high precision, “special form” geometry gearing, and Spiradrive™ gear systems.

Under the terms of the Purchase Agreement, a portion of the consideration was placed into escrow to satisfy certain indemnification obligations of the Sellers described in the Purchase Agreement. The Purchase Agreement includes certain representations and warranties and imposes certain indemnification and other post-closing obligations on the Seller and Purchaser, in each case, as more fully set forth in the Purchase Agreement. The Sellers are also subject to certain non-competition obligations as more fully set forth in the Purchase Agreement.

The Purchaser and the Company on the one hand, and the Sellers, Davall and their affiliates on the other hand, have no relationships, including common officers, directors or control persons.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of the Business Acquired.

None are required pursuant to Regulation S-X.

(b) Pro Forma Financial Information.

None are required pursuant to Regulation S-X.

(c) N/A

(d) Exhibits.

Exhibit 2.1 Share Purchase Agreement for the Sale and Purchase of Davall Gears Ltd between SL Montevideo Technology, Inc. and the Shareholders of Davall Gears Ltd. dated July 27, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SL Industries, Inc.
(Registrant)

Date: July 29, 2015

	By:	/s/ Louis J. Belardi
	Name:	Louis J. Belardi
	Title:	Chief Financial Officer, Treasurer
and Secretary